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                                                Exhibit 23




                                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                           Arthur Andersen LLP

                                                           Exhibit 23




                                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Hurco Companies, Inc.
Indianapolis, Indiana




As independent public accountants, we hereby consent to the incorporation of our report dated December 5, 1996, except with respect to the matter discussed in
Note 4 as to which the date is January 22, 1997, included in this Form 10-K, into the Company's previously filed Registration Statement File No. 2-71597.







                                                        ARTHUR ANDERSEN LLP




Indianapolis, Indiana
January 24, 1997